Exhibit 99.1

An Introduction to Verde Bioresins NXU and Verde Bioresins Announce Proposed Merger INVESTOR PRESENTATION | NOVEMBER 2024

Disclaimer Disclaimer This presentation has been prepared by Verde Bioresins, Inc. (“Verde”). On October 23, 2024, Verde entered into a merger agreement with NXU, Inc. (“Nxu”). This presentation does not purport to contain all information that may be required to evaluate Verde, Nxu or the proposed merger. This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Verde or Nxu or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation. Forward - Looking Information Certain statements contained in this presentation constitute “forward - looking statements” within the meaning of the U.S. federal securities laws, including without limitation, under the Private Securities Litigation Reform Act of 1995. Forward - looking statements can typically be identified by such words as “aim”, “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will,” and variations of such words and other similar expressions. These forward - looking statements are only predictions based on current expectations and assumptions and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are important factors that could cause actual results to differ materially from the results expressed or implied by forward - looking statements, including the risk factors set forth under “Risk Factors” in Nxu’s Registration Statement on Form S - 4 relating to the proposed merger (the “Registration Statement”) and filed by Nxu with the Securities and Exchange Commission (“SEC”), any of the following: (i) the expected timing to consummate the proposed merger and/or the transactions contemplated by the merger agreement; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed merger and/or the transactions contemplated by the merger agreement, including obtaining stockholder approvals and any required regulatory clearances; (iii) potential litigation relating to the proposed merger and/or the transactions contemplated by the merger agreement that could be instituted against Nxu, Verde or their respective directors; (iv) risks related to Nxu’s continued listing on Nasdaq until closing of the proposed merger; (v) risks related to (x) the combined company’s satisfaction of the Nasdaq initial listing application qualifications for the listing on the Nasdaq Capital Market and (y) Nasdaq’s approval of the listing of the shares of Nxu common stock to be issued in connection with the proposed merger; (vi) risks associated with the possible failure to realize certain anticipated benefits of the proposed merger, including with respect to future financial and operating results; (vii) uncertainties regarding unexpected costs, liabilities or delays in connection with the consummation of the proposed merger and/or the transactions contemplated by the merger agreement, and the impact such costs, liabilities or delays would have on the anticipated cash resources of the combined company upon closing; (viii) operating costs, customer loss and business disruptions arising from the proposed merger and/or the transactions contemplated by the merger agreement and the pendency or consummation thereof (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers), which may be greater than expected; (ix) the ability of Nxu and Verde to protect their respective intellectual property rights; (x) competitive responses to the proposed merger and changes in expected or existing competition; (xi) Nxu’s, Verde’s, and the combined company’s limited operating history; (xii) the combined company’s ability to manage growth; (xiii) changes in capital requirements; (xiv) the combined company’s ability to obtain additional financing; (xv) other adverse economic, business, and/or competitive factors; and (xvi) other risks to the consummation of the proposed merger and the other transactions contemplated by the merger agreement, including circumstances that could give rise to the termination of the merger agreement and the risk that the transactions contemplated thereby will not be consummated within the expected time period, without undue delay, cost or expense, or at all. 2

Disclaimer All forward - looking statements are qualified by, and should be considered in conjunction with, these cautionary statements. Readers are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date on which such statements are made. Except as required by applicable law, neither Verde nor Nxu undertakes any obligation to update forward - looking statements to reflect events or circumstances arising after such date. Any financial projections or similar forward - looking information presented in this presentation represent current estimates by Verde’s management of future performance based on various assumptions, which may or may not prove to be correct. Verde’s independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to any projections or similar forward - looking information and accordingly they did not express an opinion or provide any other form of assurance with respect thereto. Any projections or similar forward - looking information should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying any projections or similar forward - looking information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks that could cause actual results to differ materially from those contained in such projections or similar forward - looking information. Accordingly, there can be no assurance that any projections or similar forward - looking information will be realized. Further, industry experts may disagree with these assumptions and with management’s view of the market and the prospects for Verde. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. None of Verde, Nxu or their respective affiliates and any third parties that provide information to Verde or Nxu, such as market research firms, guarantees the accuracy, completeness, timeliness or availability of any information. None of Verde, Nxu or their respective affiliates and any third parties that provide information to Verde or Nxu, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such context. None of Verde or Nxu or their respective affiliates gives any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. All Biodegradable and Compostable Claims are based on preliminary third - party ASTM D 5511 and D 5338 test results which are available upon request . In California you cannot claim biodegradability of products . In California you may only claim a product is compostable in an industrial composting environment upon passing ASTM D 6400 testing, which testing is currently ongoing by Verde . Resin test results will vary based on application and related ingredients . Products should be tested individually and biodegradability and compostability will vary based on formula and application related thickness and density of product among other factors . For more information, please see California and US FTC Green Guides . Trademarks and Intellectual Property This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for their convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed with the ® or symbols, but Verde and Nxu will assert, to the fullest extent under applicable law, the rights of applicable owners, if any, to these trade marks, service marks, trade names and copyrights. 3

Disclaimer Non - GAAP Financial Information Certain financial information and data contained in this presentation are unaudited and do not conform to Regulation S - X. Accordingly, such information may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or documents to be filed or furnished by Nxu with the SEC. Some of the financial information and data contained in this presentation, including EBIDTA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Verde believes this non - GAAP financial information to be a helpful measure to assess Verde’s operational performance and for financial and operational decision - making. You should review Verde’s audited financial statements prepared in accordance with GAAP, which are included in the Registration Statement. Important Additional Information About the Proposed Transaction and Where to Find It This presentation is not a substitute for the Registration Statement or for any other document that Nxu has filed or may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction, Nxu has filed or intends to file relevant materials with the SEC, including the Registration Statement that contains a proxy statement of Nxu and that constitutes a prospectus with respect to shares of Nxu’s common stock to be issued in connection with the proposed transaction (the “Proxy Statement/Prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VERDE, NXU, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS ARE CAUTIONED THAT THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND OTHER INFORMATION CONTAINED IN THE REGISTRATION STATEMENT CURRENTLY FILED WITH THE SEC AS OF THE DATE HEREOF IS SUBJECT TO CHANGE AND FURTHER AMENDMENT. Investors and stockholders will be able to obtain free copies of the Registration Statement, Proxy Statement/Prospectus and other documents filed by Nxu with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that Nxu communicates with investors and the public using its website ( www.nxuenergy.com) and the investor relations website (investors.nxuenergy.com), where anyone will be able to obtain free copies of the Registration Statement, Proxy Statement/Prospectus and other documents filed by Nxu with the SEC and investors and stockholders are urged to read the Registration Statement, Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. No Offer or Solicitation This presentation is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. 4

Disclaimer Participants in the Solicitation Verde, Nxu and their respective directors, executive officers and other members of management may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about Nxu’s directors and executive officers, consisting of Mark Hanchett, Annie Pratt, Britt Ide, Jessica Billingsley and Sarah Wyant, including a description of their direct or indirect interest, by security holdings or otherwise, can be found under the captions, “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in the definitive proxy statement on Schedule 14A for Nxu’s 2024 annual meeting of stockholders, filed with the SEC on May 2, 2024 (the “2024 Nxu Proxy Statement”). To the extent that Nxu’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Nxu Proxy Statement, such transactions have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants in the solicitation of proxies, including the information about the directors and executive officers of Verde, is or will be included in the Proxy Statement/Prospectus and other relevant materials relating to the proposed transaction when it is filed with the SEC. Investors should read the Registration Statement, Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. These documents can be obtained free of charge from the sources indicated above. 5

Verde’s Mission Verde is pioneering sustainable solutions focused on biodegradable and recyclable resins. Our mission is to revolutionize the circular economy by offering high - quality, environmentally friendly and economic alternatives to potentially reduce dependence on traditional plastics. 6 Toy Durable Goods Consumer Beauty Bottles and Shoe Health Manufacturers Packaging Goods Products bottle caps Manufacturers & Wellness

History and Background

Verde is at an Inflection Point in its Growth

2020

- Verde is founded, commenced compounding bio-based resins at a third-party facility.
- Completes its preliminary R&D process for injection molding applications.
- Established headquarters in Santa Monica, CA.
- Completed its preliminary R&D process for Film applications
- Receives FDA-Title 21 food contact compliance opinion.

2021

- Begin buildout of its R&D & manufacturing facility in Fullerton, California intended to scale production of PolyEarthylene capable of producing up to 50M lbs per year.
- Verde passes ASTM D5338 for industrial compostability (90% or more biodegradation in an industrial composting environment in less than 6 months)
- Hired Joe Paolucci as Chief Executive Officer.
- Verde completes pilot manufacturing at the Fullerton, California facility with expected capacity of up to 50M lbs per year.

2022

- Verde secures letters of intent with Braskem for strategic partnership to produce Green Polypropylene for 375M lbs of Verde's Poly**Earth**ylene.

2024

- Verde purchases additional seed pounds and equipment to enable it to scale capacity at the Fullerton, California facility to up to 50M lbs per year

Verde
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Today’s Presenters Years Of Experience 8 About Select Prior Experience Chief Executive Officer Joseph Paolucci 40 years ▪ Prior experience with Petrochemical Business Development leadership ▪ Commodity & resin engineering expertise Brian Gordon President & Chief Operating Officer 20+ years ▪ Prior experience with multinational, VC/PE ▪ Extensive M&A, JV, licensing, leasing, capital raising transactions

Investment Highlights

01 **Verde Bioresins entered into a Merger Agreement with NXU, Inc. (Nasdaq: NXU) on October 23, 2024**. A registration statement on Form S-4 relating to the proposed merger and containing a preliminary proxy statement/prospectus has been filed with the SEC. It is expected that the combined company will have approximately 386M shares outstanding on a pro forma basis.

02 **Large addressable market with unmet needs** – the estimated $600[2] billion global plastics market is under regulatory pressure to develop more eco-friendly solutions, while market penetration of bioplastics is estimated to be ~2.0%[1].

03 **Strong customer interest** – Verde's solution has the potential to address approximately 50%[2] of the plastics sector with a wide range of applications (i.e., potential total addressable market of up to $300 billion), supported by a distribution partnership with world leading plastic distributor Vinmar International and Vinmar Polymers America and a potential sales pipeline of over 200 million lbs through 2026.

04 **First mover advantage with breakthrough technology** – Verde has developed PolyEarthylene™, a proprietary bioresin that Verde believes to have the potential to achieve a full set of environmental[2] and industry requirements capable of significant market adoption.

05 **Potential to secure feedstock supplies** – strategic supplier relationship with Braskem is expected to secure sufficient feedstock to enable Verde to achieve its expansion plan.

06 **Strong unit economics and ROIC** – Business model expected to allow strong margins with low operating costs and capital expenditures.

07 **Verde's skilled management team** – Skilled management team with extensive industry experience and proven track record aided by distribution partnership with Vinmar.

1. Plastics Europe
2. Grandview Research, Statista, Plastics Europe; about half of the $600B industry is addressable with PolyEarthylene™

Verde™ CONFIDENTIAL- NOT FOR DISTRIBUTION 9

Market Overview 10

Regulatory Drivers

Positive regulatory environment for more sustainable plastic solutions in North America, Europe and APAC



North America

New York
- Banned all single-use, plastic carryout bags at any point of sale in the state

California
- First U.S. state to implement partial ban on plastic straws
- Restricted the usage of single-use plastics in retail and grocery stores

Connecticut
- Levied a 10¢ fee on single-use checkout bags

Puerto Rico
- Puerto Rico and 4 other US Territories banned all plastic bags in any use

Canada
- Ban on single-use plastic by December 2022, including cutlery, straws, plates and bags



EU

European Union
- EU-wide ban on food-service single-use plastic July 2021 (e.g. cutlery, straws, plates)
- By 2030, all plastic packing produced and sold in Europe should be reusable or recyclable

United Kingdom
- 25-year plan to eliminate plastic waste, including the banning of plastic straws, microbeads and implementation of plastic free aisles

Italy
- Prohibited single-use nonbiodegradable bags ahead of EU legislation
- Set quotas for renewable material content: 40% in 2018, 50% in 2020 and 60% in 2021

France
- Banned use of single-use bags
- Set quotas for renewable material content: 40% in 2018, 50% in 2020 and 60% in 2025



APAC

China
- Ban on all non-degradable bags and utensils by 2025
- Bag and single use-straw bans already in place for major population centers

India
- Banned all single-use plastic in the country July 2022.

Thailand
- Banned use of plastic bags at major retail stores
- Ban on single use plastic bags in national parks in 2021

Bangladesh
- Banned single use plastics and polythene bags in hotels and restaurants in 2020
- Previously consumed over 87k tons of single-use plastic a year

Verde™ 11

Plastic Pollution is a Global Problem

THE IMPACT OF PLASTIC WASTE ON OUR PLANET

- **Inefficient recycling systems** and **non-decomposable plastic** continually spell new problems for our planet and our health
- The production of plastic products **has grown exponentially** since the material was invented
- Today only a small fraction of the world's plastic is **recycled even once**
- As a result, a significant portion of our recyclable materials **go straight to the landfill or the incinerator**

WHERE DO PLASTICS GO?

400M Tons

Of plastic litters around earth's crust and oceans[3]



50%
Ends up in landfills[5]

9%
Is recycled[5]

19%
Is incinerated[5]

22%
Is in uncontrolled dumpsites, open pits burns or terrestrial and aquatic environments[5]

Verde™

1. Zero Waste Europe: The El Dorado of Chemical Recycling, 2019 |2. Ellen MacArthur Foundation, A new textiles economy: Redesigning fashion's future, 2017 | 3. W E Forum, Plastics Europe, 2021 |4. UN: 175 countries endorsed to end plastic pollution, 2022 | 5. OECD: Plastic pollution is growing relentlessly as waste management and recycling fall short, 2022

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Addressable Market: Untapped and Underserved

Growing coalition of countries, cities, institutions and businesses are pledging to **eliminate plastic pollution** entirely.[1]

Governments, shareholders and customers are increasingly demanding that Fortune 500 companies **pursue eco-friendly alternatives.**

Multinational companies are under pressure and pursuing **renewable, biodegradable or recyclable** packaging to meet ESG objectives. Many are **targeting 100% green packaging solutions** by as early as 2025.[2]

PEPSICO, McDonald's, Coca-Cola, P&G, TARGET, MATTEL, Nestlé, Walmart



$600B
Total Global Plastics Market[3]

$300B
Verde's Total Addressable Market[4]

<2%
Bioplastics Market[5]

However, **bioplastics are only ~2.0% of the global plastics market[5]** because of the significant limitations in performance and cost.

Verde™

Sources:
1. UN: 175 countries endorsed to end plastic pollution, 2022, |2. Company Websites|3. Grandview Research, Statista, Plastics Europe; about half of the $600B industry is addressable with PolyEarthylene™, |4. Expert Interviews, Company Estimates |5. Plastics Europe

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Verde Business Overview 14

Verde At-a-Glance

Overview

A Resin Alternative to Conventional Plastics

Verde develops and manufactures PolyEarthylene, a proprietary, bio-based, recyclable and biodegradable polymer.

Low-Cost Solution in Biobased Biodegradable Polymers

PolyEarthylene with an average of $1.67/lb vs. most competitors at $2.00 to $4.00 per pound.

Multiple Manufacturing Process Applications

Verde believes this innovative material represents the best sustainable bioresin for injection molding, film extrusion, blow molding and thermoform applications.

Highly Scalable and Economically Feasible

Verde has R&D and manufacturing operations in Fullerton, CA with manufacturing capacity expected to be ~50M lbs in January 2025.

Strategic Partnership with Braskem and Vinmar

Through these partnerships, Verde expects to expand its feedstock supply chain and distribution with its product offerings.

Setting a New Standard

	Recyclable/ Biodegradable	Low Cost	Scalable	Drop-In Ready	Broad Applications
PolyEarthylene	●	◕	●	●	◕
Incumbent Bioplastics	◑	◑	◔	◔	◔

Key Highlights

~$42M 2025E Revenue	**~$3M** 2025E EBITDA	**~25M** 2025E PolyEarthylene Resin Sales in lbs.
50M 1Q 2025E Manufacturing Capacity lbs. per year	**$50M** CapEx Required	**<6 Months** To Breakeven

Verde
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STATE - OF - THE ART R&D LABS AND MANUFACTURING FACILITY SKINCARE & BEAUTY AGRICULTURAL 16 CONSUMER GOODS FOOD SERVICE FLEXIBLE PACKAGING

PolyEarthylene^{TM}: Competitive Advantages

PolyEarthylene vs. Petroleum-Based Plastics

	PolyEarthylene	PBAT	PE	PP
BIO-BASED	✓	✗	✗	✗
BIODEGRADABLE	✓	✓	✗	✗
RECYCLABLE	YES (MOST GRADES)	1 GRADE	✓	✓
PROCESSING TEMPS	350°F - 450°F	Up to 400°F	Up to 450°F	Up to 500°F

PolyEarthylene™ is a sustainable solution that has the potential to allow for true landfill degradation and/or curbside recyclability.

PolyEarthylene™ offers a balance of strength and mechanical properties that are consistent with its petroleum-based counterparts with the added benefit of a circular end-of-life.

PolyEarthylene vs. Renewable Plastics

	PolyEarthylene	PLA	PHA	PBAT
BIO-BASED	✓	✓	✓	✗
BIODEGRADABLE	✓	✗	✓	✓
RECYCLABLE	YES (MOST GRADES)	✗	✗	1 GRADE
PROCESSING TEMPS	350°F - 450°F	330° - 390°F	300° - 350°F	Up to 400°F

PolyEarthylene™ is a lower-cost and higher-performance solution relative to other bioplastics on the market today.

Most bioplastic materials lack the mechanical properties needed for durable goods production. PHA and PLA can require stabilizers and other modifiers that impact degradation, cycle times and recyclability. Verde's PolyEarthylene behaves like traditional polyethylene and polypropylene with its enginerring specs.

Verde
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PolyEarthylene™ Life Cycle

Verde Adds a Key Step Into the Creation of a Circular Economy, as PolyEarthylene is Recyclable in the Existing Recycling Stream

STEP 1: Sustainable Feedstock

Sustainable and renewable feedstock, such as corn and sugar crops, is used to produce Poly**Earth**ylene

STEP 2: Bio-based Polyethylene and Polypropylene

Feedstock is manufactured into polyethylene, polypropylene and EVA[1] variants, which are used as an input for Verde's production

STEP 3: PolyEarthylene

Poly**Earth**ylene is transformed from sustainable feedstock through proprietary formulations and methods of raw material mixing, blending and compounding

Poly**Earth**ylene also has the versatility to be formulated as a biodegradable biopolymer blend, enabling it to serve as an alternative to petroleum-based plastics with the added value of sustainability

STEP 4: Recyclable

Poly**Earth**ylene resins are recyclable and can be designed to be biodegradable and compostable (based on customer requirements), which Verde believes provides a true end-of-life solution for plastic-alternative bioproducts


Sustainable Feedstock
1
2
Bio-based Polyethylene
3
PolyEarthylene™
4
Recyclable

Verde™

1. Ethylene-vinyl acetate (EVA) is a lightweight, flexible, and elastic thermoplastic resin that's used in a variety of industries and applications such as cling wrap and stretch film for food packaging.

CONFIDENTIAL- NOT FOR DISTRIBUTION

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Thermoform Application Compatible with Existing Plastic Manufacturing Processes Injection Molding PolyEarthylene TM Bioresin Pellets Blown Molding Application Blown Film Application PolyEarthylene TM : A Potential Replacement for Most Petroleum - Based Polyolefins 19

Strategic Sales and Distribution Partner + 20 Expansive Market Opportunity ▪ Vinmar America , a division of Vinmar International – a leading global distributor of plastics – supports the development and service of PolyEarthylene TM ▪ Vinmar operates in North America, South America, Europe, and Asia , with a significant customer base in the packaging, automotive, construction, and consumer goods industries ▪ Partnering with Vinmar will enable Verde to access a diverse range of potential customers from various industries , while also providing end - users with a true alternative to existing plastic products Verde has established a distribution partnership with Vinmar Polymers America, which Verde believes will expand the reach of Verde's PolyEarthylene product line, offering its innovation solution to an even wider range of customers

Leadership Team

Strong Industry Experience and Deep Technical Capability



Brian Gordon
Chairman/President/COO

- 20+ years C-level experience: multinational, VC/PE
- IBM, Merck & Co. roots
- Extensive M&A, JV, licensing, leasing, capital raising transactions



Joseph Paolucci
CEO

- 40 years of Petrochemical Business Development leadership
- Commodity & resin engineering expertise
- JV Management: Phillips Petroleum, Ineos, Groupo Idessa



Gary Metzger
Chief Sustainability Officer

- 40+ years in polymer industry
- Executive roles at Amco International, Inc. (Ravago) & President/CEO of Amco Plastics Materials, Inc.
- Led recycled and bio-based polymer application R&D



Christopher Rankin, Ph.D.
Head of R&D

- 15+ years of experience in materials science, engineering, and polymers
- Specialized in photochemistry of ferroelectric polymer and polyvinylidene fluoride
- Holds several patents related to water-repellant and abrasion-resistant coatings



Yvonne Soulliere
Director of Engineering

- Oversees R&D and project engineering
- Expertise in full-cycle product engineering
- Led model engineering, tooling development and quality control for mass manufacturing



Terry Retin
Senior Director, Sales

- 15+ years leading global partnerships strategy
- Shapes customer engagement, retention strategies
- Market and business intelligence lead

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Verde Financial Overview 22

23 Verde Financial Projections $972 $41,727 $389,872 31% 39% 40% 46% 5% 26% 36% NM 2024E 2027E 2025E Revenue Gross Margin 2026E EBITDA Margin 142% $945,000 Forecasted Revenue and Profitability (in $000’s) 4,192% 834% YoY Growth (%) Sources: Verde management forecasts

Pro Forma Balance Sheet as of June 30, 2024 24 Pro Forma Combined Verde Bioresins (Historical) Nxu, Inc. (Historical) (in $ thousands) Current assets: $5,155 $556 $4,599 Cash 10 10 — Accounts receivable 192 192 — Inventory 1,055 68 987 Prepaid expenses and other current assets 250 — 250 Notes receivable from related party $6,662 $826 $5,836 Total Current Assets 4,551 2,473 2,078 Property and equipment, net 1,013 — 1,013 Assets held for sale 2,694 1,255 1,439 Right - of - use assets, net 3,000 — 3,000 Investment in Lynx — — 42 Intangible assets, net 1,175 471 704 Other assets 499 — — Goodwill $19,594 $5,025 $14,112 Total Assets Liabilities, Convertible Preferred Stock And Stockholders’ Equity (Deficit) Current liabilities: $8,007 $2,782 $1,747 Accounts payable and accrued liabilities — — 2,080 Variable share settled restricted stock units — 9,500 — Convertible notes, net of debt discount of $0 2,223 349 1,874 Current portion of operating lease liability 10,230 12,631 5,701 Total Current Liabilities 1,698 988 710 Lease liability, net of current portion 6 — 16 Convertible debt and warrant liability, at fair value — 527 — Convertible notes, net of debt discount of $1,973 33 — 33 Other long - term liabilities $11,967 $14,146 $6,460 Total Liabilities Stockholders’ equity (deficit): 39 32 1 Common Stock 44,375 22,657 280,370 Additional paid - in capital (36,787 (31,811) (272,719) Accumulated deficit $7,627 $(9,121) $7,652 Total stockholders’ (deficit) equity $19,594 $5,025 $14,112 Total liabilities, convertible preferred stock and stockholders’ equity (deficit)

Transaction Summary 25

Pro Forma Ownership Transaction Overview 26 Existing Cash on Acquirer’s Balance Sheet $1 Existing Cash on Target's Balance Sheet 1 Deemed Value of Stock Issued to Acquire Target 307 Total Sources $309 Uses Stock to Target Shareholders $307 Cash to Balance Sheet at Closing - Estimated Fees and Expenses 2 Total Uses $309 % Ownership Shares (in millions) Ownership Breakdown at Close 94.1% 336.7 Verde Bioresin’s Shareholders 4.9% 18.9 NXU’s Shareholders 1.0% 3.8 Transaction Fees 2 100% 386.5 PF Shares Outstanding Sources and Uses ($ in millions, except per share values) Sources 386.5 Pro Forma Shares Outstanding 0.84 (*) Share Price 1 $326 Equity Value - (+) Existing Debt as of 06/30/2024 - ( - ) Existing Cash as of 06/30/2024 - ( - ) Cash Proceeds from Transaction $326 Enterprise Value Pro Forma Valuation ($ in millions, except per share values) Verde Bioresin's Shareholders 94.1% NXU's Shareholders 4.9% Transaction Fees 2 1.0% 1. Reflects share price as of 10/15/2024 and reverse share split of 1 - for - 3.4 split. 2. Represents certain transaction fees payable in shares of common stock.

Conclusions Skilled management team with extensive industry experience and proven track record aided by strategic partnership with world leading plastic distributor Vinmar International and Vinmar Polymers America 7 $600 billion plastics market with the ability to replace up to $300 billion in the medium term through focus on PolyEarthylene replacements of traditional polyethylene and polypropylene replacements 2 Secure source of bio - based feedstocks from strategic partnership with Braskem 6 Highly attractive proprietary biopolymer technology capable of making various polymers landfill biodegradable and recyclable 1 Opportunity to serve growing blue - chip customer base by dropping in PolyEarthylene resins into their current plastic manufacturing equipment 5 Significant tailwinds from increased regulation on use of petrochemical plastics 3 Highly scalable production capabilities designed to fulfill high - volume production demands 4 27

Risk Factors 28

Disclaimer Risk Factors Related to Verde Verde’s business is subject to numerous risks, including but not limited to the following: Verde is an early - stage company with a history of losses, very limited revenues from product sales to date, and its ability to generate meaningful revenues going forward or to become profitable is uncertain. Verde will not realize meaningful new capital through the proposed merger and, accordingly, will need to secure additional capital to execute on its business plan, which additional capital may not be available on favorable terms, or at all. Verde is currently reliant on a single facility with limited capacity for all of its operations, and Verde’s ability to execute on its business, growth and financial plans is dependent on adding additional manufacturing capacity. Construction of Verde’s contemplated manufacturing facilities may not be completed in the expected timeframe or in a cost - effective manner. Any delays in the construction of Verde’s manufacturing facilities could severely impact its business, financial condition, results of operations and prospects. Verde’s ability to pursue its contemplated new manufacturing facility, which is integral to Verde’s ability to execute on its business plan and achieve its growth and financial objectives, will be dependent on the availability of financing necessary to lease and build out the contemplated new facility. The required financing may not be available on favorable terms or at all, in which case Verde may not be able to pursue the new manufacturing facility, and it may be unable to execute on its business plan or achieve its growth and financial objectives. Verde expects to rely on a limited number of customers for a significant portion of its near - term revenue. Verde produces bioresins from raw materials, including renewable resources, such as biobased polyolefins and other plant based biofillers, whose pricing and availability may be impacted by factors out of its control. Increases or fluctuations in the costs of Verde’s raw materials may affect its cost structure. 29

Disclaimer The failure of Verde’s raw material suppliers to perform their obligations under supply agreements, or Verde’s inability to replace or renew these agreements when they expire, could increase Verde’s cost for these materials, interrupt production or otherwise adversely affect its results of operations. Maintenance, expansion and refurbishment of Verde’s facilities, the construction of new facilities and the development and implementation of new manufacturing processes involve significant risks. Verde’s business and the prices of the combined company’s common stock could suffer from negative publicity and other adverse consequences associated with recent civil and criminal charges brought against Terren Peizer, Verde’s former Executive Chairman and founder and Chairman of Acuitas Group Holdings, LLC, and its successor, Humanitario Capital LLC, Verde’s largest stockholder, by the SEC and the United States Department of Justice. Verde may not be able to protect adequately its intellectual property assets, which could adversely affect its competitive position and reduce the value of its products, and litigation to protect its intellectual property could be costly. Key Risks Related to the Proposed Merger and Nxu Nxu is subject to numerous risks, including but not limited to: Risks related to the Proposed Merger: The proposed merger consideration at the closing may have a greater or lesser value than at the time the merger agreement was signed since the exchange ratio will not change or otherwise be adjusted based on the market price of Nxu Class A common stock. If the conditions to the proposed merger are not satisfied or waived, the proposed merger may not occur, which could harm the Nxu Class A common stock price and future business and operations of Nxu and may result in the Nxu board of directors deciding to pursue a dissolution and liquidation of Nxu. Some Nxu and Verde directors and executive officers have interests in the proposed merger that are different from yours and that may influence them to support or approve the proposed merger without regard to your interests. Nxu stockholders and Verde stockholders may not realize a benefit from the proposed merger commensurate with the ownership dilution they will experience in connection with the proposed merger. During the pendency of the proposed merger, each of Nxu and Verde may be limited in its ability to enter into a business combination with another party on more favorable terms because of restrictions in the merger agreement, which could adversely affect their respective business prospects. Certain provisions of the merger agreement may discourage third parties from submitting competing proposals, including proposals that may be superior to the transactions contemplated by the merger agreement. 30

Disclaimer Because the lack of a public market for Verde’s common stock makes it difficult to evaluate the fair market value of Verde’s capital stock, the value of the Nxu common stock to be issued to Verde stockholders may be more or less than the fair market value of Nxu’s common stock. Lawsuits may be filed against Nxu, the members of the Nxu board of directors, Verde and/or the members of the Verde board of directors arising out of the proposed merger, which may delay or prevent the proposed merger. Risks Related to Nxu Nxu has incurred significant losses since its inception, and Nxu expects to continue to incur losses for the foreseeable future. Accordingly, its financial condition raises substantial doubt regarding its ability to continue as a going concern. Nxu generated revenue for the first time in 2023, but there is no assurance that it will be able to continue to generate revenue from the operations of the NxuOne Charging Network. Nxu needs to raise additional capital to meet its future business requirements and such capital raising may be costly or difficult to obtain and could dilute current stockholders’ ownership interest. If the market price of the Nxu Class A common stock continues to remain under $1.00 per share, the only cure may be to enact a reverse split of the stock, such as the one proposed under the reverse stock split proposal included in the Proxy Statement/Prospectus. Failure to maintain compliance with Nasdaq’s Continued Listing Rules could be costly and have material adverse effects. Risks Related to the Combined Company The combined company is subject to numerous risks, including but not limited to the following: Upon completion of the proposed merger, the combined company will have limited cash or other liquid assets, and will need to complete one or more financings to execute on its business plan. Upon or following completion of the proposed merger, failure by the combined company to comply with the initial listing standards or continued listing standards of Nasdaq will prevent its stock from being listed on Nasdaq or may result in delisting from Nasdaq. The market price of the combined company’s common stock is expected to be volatile, and the market price of the combined company’s common stock may drop following the proposed merger. Following the proposed merger, the combined company may be unable to integrate successfully the businesses of Nxu and Verde and realize the anticipated benefits of the proposed merger. Following the closing of the proposed merger, the combined company will continue to be an “emerging growth company” and a “smaller reporting company,” and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make the combined company’s common stock less attractive to investors. 31

Disclaimer Provisions that will be in the combined company’s certificate of incorporation and bylaws and provisions under Delaware law could make an acquisition of the combined company, which may be beneficial to its stockholders, more difficult and may prevent attempts by its stockholders to replace or remove its management. After completion of the proposed merger, assuming that Nxu’s aggregate enterprise value is approximately $16.2 million, Verde’s stockholders are expected to own approximately 95% of the combined company’s stock, and these stockholders and the combined company’s executive officers, directors and principal stockholders may have the ability to control or significantly influence matters submitted to the combined company’s stockholders for approval. Nxu’s assumed aggregate enterprise value will be reduced by the excess of certain lease payments remaining unpaid at the closing of the proposed merger over Nxu’s cash balance at the closing of the proposed merger, and any such reduction will decrease the ownership percentage interest of pre - merger Nxu stockholders in the combined company. The combined company may in the future become a “controlled company” within the meaning of the applicable Nasdaq rules and, as a result, the combined company may qualify for exemptions from certain corporate governance requirements. If the combined company relies on these exemptions, the stockholders of the combined company will not have the same protections afforded to stockholders of companies that are subject to such requirements. The combined company will be disqualified from certain private placement safe harbor exemptions otherwise available under the federal securities laws, which may adversely affect the combined company’s ability to offer and sell its securities and raise capital in an efficient manner. 32

Appendix 33

Highly Scalable Business Strategy

1

- Initial development was performed at large-scale compounders

2

- Established Verde facility in Fullerton, California to scale compounding volumes leveraging expertise from experienced equipment manufacturers and our highly experienced team
- Management developed compounding equipment in conjunction with equipment manufacturers and compounders to enhance efficiency
- Production commenced 4Q2021



4

- Poly**Earth**ylene: Verde Strategic Partnership with Braskem Expansion manufactures bio-based raw materials (base material of Poly**Earth**ylene)
- Approx. 750 million pounds of Poly**Earth**ylene expected to be compounded onsite per year scaling in 1Q2027

3

- Poly**Earth**ylene: Verde Strategic Partnership with Braskem manufactures bio-based raw material (base material of Poly**Earth**ylene) feedstock
- Poly**Earth**ylene expected to be compounded onsite into 375 million pounds of Poly**Earth**ylene per year at scale commencing in 2Q2026

Leverage existing infrastructure and relationships with engineers, construction firms, equipment manufacturers and petrochemical companies to scale PolyEarthylene by January 2025

Verde™
34

Engineering Advantages

Biobased polyolefin

Produced from plant-based feedstocks industrially grown to not impact food supply.

Thermally stable

PolyEarthylene™ is designed to be thermally stable and durable, enabling it to not experience any significant change until disposal in an active landfill environment.

Durable

PolyEarthylene™ maintains a balance of strength and mechanical properties on par with petroleum-based counterparts.

Customizable

The biobased content can differ depending on customer needs and the specific grade of PolyEarthylene™.

Tested

Verde utilizes third party labs according the ASTM and regulatory standards.

Landfill biodegradable

Designed to decompose due to the naturally occurring microorganisms present in landfill environments.

Reduces microplastic pollution

Unlike oxo-degradable plastics, which can leave behind micro-plastic particles, PolyEarthylene™ offers an environmentally friendly approach by minimizing such microplastic during degradation.

Durable

PolyEarthylene™ maintains a balance of strength and mechanical properties on par with petroleum-based counterparts.

Customizable

The biobased content can differ depending on customer needs and the specific grade of PolyEarthylene™.

Tested

Verde utilizes third party labs according the ASTM and regulatory standards.

Verde™
CONFIDENTIAL- NOT FOR DISTRIBUTION 35

More Economically Feasible and Highly Scalable Relative to PHA

Competitive Features	PolyEarthylene	PHA
Scalability	▪ Bio-polyethylene conversion process that is efficient and easily replicated at scale ▪ Downstream tolling in existing processes already available in the plastics industry	▪ High cost of carbon source (canola oil) metabolized by the microorganism ▪ Limited production capacity and scalability of PHA due to conversion constraints by microorganism ▪ Expensive downstream processes in PHA extraction and purification
Cost Efficiency	▪ Competitive ASP: $1.50-$2.00 per pound with a goal of reaching $1.50 per pound by 2026	▪ ASP: $3.00 per pound to $3.50 per pound, with a goal of reaching $2.35 per pound by 2025 and $2.25 per pound by 2030
Versatility In Processing	▪ Wider processing window (330° F - 425° F) allowing for wider range of end-use applications ▪ Ease of use in drop-in method with existing manufacturing equipment	▪ Narrow processing window (300°F - 350°F) limits end-use applications ▪ Not designed for drop-in method - modifications to PHA formula or processing equipment will be required (if achievable)
Temperature Tolerance	▪ Product life cycles unaffected by heat, light, freezing temperatures and UV impact	▪ Microbial activity that degrades material along with exposure to varying heat and light for extended periods may cause the product to break down during its life cycle
Durability	▪ Crystalline biopolymer is superior in strength making Poly**Earth**ylene not only suitable for single-use applications, but also durable goods	▪ Semi-crystalline biopolymer best suited for single-use applications such as straws, cutlery, basic films (still in R&D)

- The latest development of PHA is perceived as a burgeoning technology for the bioplastics industry, however, its production and performance limitations create major challenges for manufacturers and brands in search of drop-in bio-based solutions
- There are three major points of contention for companies looking to transition towards renewable biomaterials: price, performance and efficiency
- **PolyEarthylene is the only scalable and durable biomaterial solution designed for the drop-in method to fulfill market demand at a cost-competitive rate**

Verde™
36

More Durable and More Heat Resistant than PLA

Competitive Features	PolyEarthylene	PHA
Recyclability	▪ Poly**Earth**ylene holds the same chemical structure as conventional Polyethylene, making it possible for it to be recycled with other polyethylene products	▪ PLA products often end up getting mixed in with traditionally recyclable plastics , however, because it is chemically different from traditional plastics, this can cause problems in the recycling stream if improperly sorted
End of Life	▪ Biodegradable within landfill environment (upon request) ▪ *Biodegradable within Industrial Composting environment (upon request)	▪ Biodegradable within Industrial Composting environment
Versatility In Processing	▪ Wider processing window (330° F - 425° F) allowing for wider range of end-use applications ▪ Ease of use in drop-in method with existing manufacturing equipment	▪ Narrow processing window (330°F - 390°F) limits end-use applications ▪ Not designed for drop-in method – Pre-drying required, which could add to operating costs
Temperature Stable	▪ Poly**Earth**ylene Products are stable under heat, light, freezing temperatures, UV and impact	▪ Exposure to varying temperatures may cause material to lose physical properties and/or break down during its life cycle
Durability	▪ Crystalline biopolymer is superior in strength making Poly**Earth**ylene not only suitable for single-use applications, but also durable goods	▪ Semi-crystalline biopolymer best suited for single-use applications such as straws, cutlery, basic films and 3D printer filament

- Polylactic acid (PLA) is both an amorphous and semi-crystallin biopolymer that sell more than 4 billion pounds per year, is UV-sensitive, brittle and has comparatively lower processing window as well as melting temperature to Poly**Earth**ylene

Verde™
37

Competitive Advantage Over PBAT, a Fossil-Based Compostable

Competitive Features	PolyEarthylene	PHA
End of Life	▪ *Biodegradable within landfill environment ▪ *Biodegradable within Industrial Composting environment ▪ Recyclable	▪ Industrial Compostable ▪ Home Compostable
Beginning of Life	▪ Bio-based and Renewable: Derived from sustainable plant-based feedstock	▪ Fossil-based
Strength	▪ Very high degree of varied specifications to meet specific applications – high stiffness and impact strength	▪ Polymers with high PBAT content is limited to flex applications – such as film
Recyclability	▪ Products made from all grades of Poly**Earth**ylene can be recycled with counterpart fossil-based polyethylene products (Recycling #1,2,4,5,7)	▪ Not recyclable
Applications	▪ Standalone material that supports production of most single-use and durable applications. ▪ Can also be modified to mimic performance properties of other polymers (Bio-ABS, Bio-EVA, Bio-PP, etc.)	▪ Limited to flex applications as a standalone material

- PBAT is a petroleum-based compostable polymer with mechanical properties mainly highlight **flexibility** – its performance properties are most comparable to those of low-density PE (LLDPE), which fulfills a limited range of applications
  - Can be modified and blended with bio-based renewable polymers to increase stiffness, however it as a standalone material is best fit for the production of single-use goods
- Poly**Earth**ylene (PEL) is a bio-based, renewable and sustainable material with the added features of landfill biodegradability and composability (pending completion of ASTM D6400 certification)
  - Extremely durable and versatile – supporting a wide variety of applications that we believe can fulfill market demand within both durable and single-use goods categories

Verde™
38

Landfill Biodegradation PolyEarthylene's Stages of Use to End-of-Life











01

Standard Use

- PolyEarthylene™ manufactured and sold to customer.
- Resin retains standard polyolefin properties, no change in performance following conversion into product and regular use.
- PEL is shelf-stable and will not degrade during normal use or on the shelf.

02

Disposal

- User disposes product.
- If product is not recycled, then natural microbial attachment at surface begins in landfill, industrial composting facility or by the side of the road.
- Bacteria creates hydrophilic surface using protein attachment.

03

Bacteria Formation

- Bacteria coat and colonize surface in continuous film.
- Bacteria implement peroxidase and other enzymes to break polyolefin bonds at surface.

04

Bacteria Proliferation

- Through chain scission and oxidation polyolefin chains are shortened.
- Material softens and becomes waxy but does not disintegrate.
- Molecular weight is reduced.

05

End of Life

- Plastic hydrocarbons are transformed to CO^{2}, water, methane and biomass.
- Inorganic component becomes part of the soil.
- No microplastics generated during process due to a complete breakdown of PEL.

Verde™ CONFIDENTIAL- NOT FOR DISTRIBUTION 39

Glossary 40 Definition Term Polyhydroxyalkanoates or PHA, is a polyester produced in nature through the fermentation of vegetable oils and/or sugar; PHA is extracted for the production of bioplastics PHA Polylactic Acid or PLA, is a polyester with a specific base formula that is produced with renewable resources; lactic acid is extracted for the production of bioplastics PLA Polybutylene Adipate Terephthalate or PBAT, is a semi - aromatic, biodegradable thermoplastic copolyester that can be easily molded and thermoformed PBAT Polypropylene or PP, is a synthetic resin that is a polymer of propylene, used especially for ropes, fabrics and molded objects PP ECOVIO® is a high - quality and versatile bioplastic from BASF ECOVIO® Polyethylene or PE, is a tough, light, flexible synthetic resin made by polymerizing ethylene, chiefly used for plastic bags, food containers and other packaging PE Green Polyethylene or GreenPE, is a plastic produced from sugarcane, representing a renewable alternative to polyethylene and is largely used for rigid and flexible packaging applications GreenPE